EXHIBIT 99.2


                   Deutsche Bank Securities CMO Model
                          Price / Yield Report


Bond Id             : GE02_3_RED_110802 A2
Bond Name           : A1 (AAA/AAA 19.875%)
Original Balance    : 384,242,000.00        Current Balance    : 384,242,000.00
Original Coupon     : 3.967000  %           Current Coupon     : 3.967000  %
Deal Description    : GECMC 2002-3
Orig. Cutoff Date   : 11/1/02               Dated Date         : 11/1/02
Settlement Date     : 11/26/02              First Payment Date : 12/10/02

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.8530   1.8530   1.8530   1.8530   2.8730   3.8520   4.8000      0.0000

Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y
                    :  31.00    31.00    48.00    51.25    47.75    56.75    58.25    58.75    53.00    47.75    73.00    76.75

TABLE (CONTINUED)
Swap Table          : SWP20Y   SWP30Y   SWP40Y
                    :  77.75    39.75   34.19


Report Generated    : Fri Nov  8 18:30:55 2002 (v.4.124) /home/abehlman/emikus/
                      deals/cmbs/ge02c3/ge02c3_red_110802.cmo

                       X1           X2           X3           X4           X5           X6           X7           X8           X9

   99.746666        4.032        4.031        4.033        4.034        4.035        4.036        4.035        4.035        4.034
   99.809166        4.019        4.018        4.020        4.020        4.021        4.021        4.021        4.021        4.020
   99.871666        4.006        4.006        4.006        4.006        4.007        4.007        4.007        4.006        4.006
   99.934166        3.993        3.993        3.993        3.993        3.992        3.992        3.992        3.992        3.993
*  99.996666        3.980        3.981        3.979        3.979        3.978        3.978        3.978        3.978        3.979
  100.059166        3.967        3.968        3.966        3.965        3.964        3.963        3.964        3.964        3.965
  100.121666        3.954        3.955        3.952        3.951        3.950        3.949        3.950        3.950        3.951
  100.184166        3.941        3.943        3.939        3.937        3.936        3.934        3.936        3.936        3.938
  100.246666        3.928        3.930        3.926        3.923        3.922        3.920        3.922        3.922        3.924

Ave Life            5.537        5.700        5.307        5.126        4.989        4.874        5.001        5.046        5.157
Ave Cashflow        5.096        5.235        4.896        4.739        4.620        4.520        4.630        4.669        4.766
Mod Dur             4.818        4.944        4.643        4.504        4.397        4.306        4.407        4.442        4.528
Window         12/02-6/11   12/02-9/11   12/02-2/11   12/02-7/10  12/02-11/09   12/02-9/09  12/02-10/09   12/02-1/10   12/02-9/10
Sprd/Avl         100.2/av      97.1/av     104.6/av     108.1/av     110.9/av     114.8/av     110.5/av     109.6/av     107.5/av
Sprd/AvCf        108.8/av     106.2/av     114.2/av     119.4/av     123.4/av     126.8/av     123.1/av     121.8/av     118.5/av
Sprd/Tsy        100.9/5.5    101.0/5.5    100.8/5.5    110.6/5.0    110.5/5.0    110.5/5.0    110.5/5.0    110.5/5.0    110.6/5.0
SwapSpd              47.6         43.0         54.1         59.2         63.1         66.6         62.7         61.5         58.3
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00         0.00  25534621.71  49671229.40  72480099.75  94028273.53  14192022.01  28383893.00  56766823.82
Loss Pct            0.00%        0.00%        1.97%        3.83%        5.58%        7.24%        1.09%        2.19%        4.37%

TABLE (CONTINUED)
                      X10

   99.746666         4.034
   99.809166         4.020
   99.871666         4.006
   99.934166         3.993
*  99.996666         3.979
  100.059166         3.965
  100.121666         3.952
  100.184166         3.938
  100.246666         3.925

Ave Life             5.225
Ave Cashflow         4.826
Mod Dur              4.580
Window          12/02-2/11
Sprd/Avl          106.2/av
Sprd/AvCf         116.5/av
Sprd/Tsy         110.6/5.0
SwapSpd               56.4
Bond Loss             0.00
Coll Loss      70957595.45
Loss Pct             5.47%


X1           : Lockout YM only;100% CPR
X2           : Lockout YM only;0% CPR
X3           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag
X4           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
X5           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
X6           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 4% CDR, 65% Recovery,12 Month Lag
X7           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 90% Recovery,12 Month Lag
X8           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 80% Recovery,12 Month Lag
X9           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 60% Recovery,12 Month Lag
X10          : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 50% Recovery,12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report


Bond Id             : GE02_3_RED_110802 A3
Bond Name           : A2 (AAA/AAA 19.875%)
Original Balance    : 554,227,000.00        Current Balance    : 554,227,000.00
Original Coupon     : 4.787000  %           Current Coupon     : 4.787000  %
Deal Description    : GECMC 2002-3
Orig. Cutoff Date   : 11/1/02               Dated Date         : 11/1/02
Settlement Date     : 11/26/02              First Payment Date : 12/10/02

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.8530   1.8530   1.8530   1.8530   2.8730   3.8520   4.8000   0.0000

Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y
                    :  31.00    31.00    48.00    51.25    47.75    56.75    58.25    58.75    53.00    47.75    73.00    76.75

TABLE (CONTINUED)
Swap Table          : SWP20Y   SWP30Y   SWP40Y
                      77.75    39.75  34.19

Report Generated    : Fri Nov  8 18:30:55 2002 (v.4.124) /home/abehlman/emikus/
                      deals/cmbs/ge02c3/ge02c3_red_110802.cmo

                       X1           X2           X3           X4           X5           X6           X7           X8           X9
  100.246645        4.786        4.787        4.786        4.785        4.785        4.785        4.785        4.785        4.785
  100.309145        4.777        4.779        4.777        4.777        4.776        4.776        4.776        4.777        4.777
  100.371645        4.769        4.770        4.769        4.768        4.768        4.767        4.768        4.768        4.769
  100.434145        4.761        4.762        4.760        4.760        4.759        4.759        4.759        4.760        4.760
* 100.496645        4.752        4.754        4.752        4.752        4.751        4.750        4.751        4.751        4.752
  100.559145        4.744        4.746        4.744        4.743        4.742        4.742        4.742        4.743        4.743
  100.621645        4.736        4.738        4.735        4.735        4.734        4.733        4.734        4.734        4.735
  100.684145        4.727        4.729        4.727        4.726        4.726        4.725        4.725        4.726        4.727
  100.746645        4.719        4.721        4.719        4.718        4.717        4.716        4.717        4.717        4.718

Ave Life            9.451        9.682        9.401        9.338        9.251        9.156        9.221        9.272        9.358
Ave Cashflow        7.982        8.152        7.945        7.900        7.839        7.771        7.817        7.853        7.914
Mod Dur             7.434        7.577        7.402        7.361        7.305        7.242        7.285        7.318        7.374
Window          6/11-8/12   9/11-10/12    2/11-8/12    7/10-8/12   11/09-8/12    9/09-8/12   10/09-8/12    1/10-8/12    9/10-8/12
Sprd/Avl         100.8/av      96.4/av     101.7/av     102.9/av     104.6/av     106.4/av     105.1/av     104.2/av     102.6/av
Sprd/AvCf        129.6/av     126.4/av     130.2/av     131.1/av     132.2/av     133.5/av     132.6/av     132.0/av     130.8/av
Sprd/Tsy         99.8/9.5    100.0/9.5     99.8/9.5     99.8/9.5     99.7/9.5    109.4/9.0    109.5/9.0     99.7/9.5     99.8/9.5
SwapSpd              50.2         47.0         50.8         51.7         52.9         54.2         53.3         52.6         51.4
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00         0.00  25534621.71  49671229.40  72480099.75  94028273.53  14192022.01  28383893.00  56766823.82
Loss Pct            0.00%        0.00%        1.97%        3.83%        5.58%        7.24%        1.09%        2.19%        4.37%

TABLE (CONTINUED)
                        X10

  100.246645           4.786
  100.309145           4.777
  100.371645           4.769
  100.434145           4.760
* 100.496645           4.752
  100.559145           4.744
  100.621645           4.735
  100.684145           4.727
  100.746645           4.719

Ave Life               9.391
Ave Cashflow           7.939
Mod Dur                7.396
Window             2/11-8/12
Sprd/Avl            101.9/av
Sprd/AvCf           130.4/av
Sprd/Tsy            99.8/9.5
SwapSpd                 51.0
Bond Loss               0.00
Coll Loss        70957595.45
Loss Pct               5.47%

X1           : Lockout YM only;100% CPR
X2           : Lockout YM only;0% CPR
X3           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag
X4           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
X5           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
X6           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 4% CDR, 65% Recovery,12 Month Lag
X7           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 90% Recovery,12 Month Lag
X8           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 80% Recovery,12 Month Lag
X9           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 60% Recovery,12 Month Lag
X10          : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 50% Recovery,12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report


Bond Id             : GE02_3_RED_110802 A7
Bond Name           : B (AA/AA 15.875%)
Original Balance    : 46,850,000.00        Current Balance     : 46,850,000.00
Original Coupon     : 4.951000  %          Current Coupon      : 4.951000  %
Deal Description    : GECMC 2002-3
Orig. Cutoff Date   : 11/1/02              Dated Date          : 11/1/02
Settlement Date     : 11/26/02             First Payment Date  : 12/10/02

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.8530   1.8530   1.8530   1.8530   2.8730   3.8520   4.8000   0.0000

Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y
                    :  31.00    31.00    48.00    51.25    47.75    56.75    58.25    58.75    53.00    47.75    73.00    76.75

TABLE (CONTINUED)
Swap Table          : SWP20Y   SWP30Y   SWP40Y
                      77.75    39.75    34.19

Report Generated    : Fri Nov  8 18:30:55 2002 (v.4.124) /home/abehlman/emikus/
                      deals/cmbs/ge02c3/ge02c3_red_110802.cmo

                       X1           X2           X3           X4           X5           X6           X7           X8           X9
  100.250000        4.953        4.954        4.953        4.953        4.953        4.953        4.953        4.953        4.953
  100.312500        4.945        4.946        4.945        4.945        4.945        4.945        4.945        4.945        4.945
  100.375000        4.936        4.938        4.936        4.936        4.936        4.936        4.936        4.936        4.936
  100.437500        4.928        4.929        4.928        4.928        4.928        4.928        4.928        4.928        4.928
* 100.500000        4.920        4.921        4.920        4.920        4.920        4.920        4.920        4.920        4.920
  100.562500        4.912        4.913        4.912        4.912        4.912        4.912        4.912        4.912        4.912
  100.625000        4.903        4.905        4.903        4.903        4.903        4.903        4.903        4.903        4.903
  100.687500        4.895        4.897        4.895        4.895        4.895        4.895        4.895        4.895        4.895
  100.750000        4.887        4.889        4.887        4.887        4.887        4.887        4.887        4.887        4.887

Ave Life            9.706        9.944        9.706        9.706        9.706        9.709        9.706        9.706        9.706
Ave Cashflow        8.132        8.305        8.132        8.132        8.132        8.134        8.132        8.132        8.132
Mod Dur             7.531        7.675        7.531        7.531        7.531        7.533        7.531        7.531        7.531
Window          8/12-8/12  10/12-11/12    8/12-8/12    8/12-8/12    8/12-8/12    8/12-9/12    8/12-8/12    8/12-8/12    8/12-8/12
Sprd/Avl         112.6/av     108.0/av     112.6/av     112.6/av     112.6/av     112.5/av     112.6/av     112.6/av     112.6/av
Sprd/AvCf        143.4/av     140.1/av     143.4/av     143.4/av     143.4/av     143.3/av     143.4/av     143.4/av     143.4/av
Sprd/Tsy        116.6/9.5    106.9/10.0   116.6/9.5    116.6/9.5    116.6/9.5    116.6/9.5    116.6/9.5    116.6/9.5    116.6/9.5
SwapSpd              63.3         60.0         63.3         63.3         63.3         63.2         63.3         63.3         63.3
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00         0.00  25534621.71  49671229.40  72480099.75  94028273.53  14192022.01  28383893.00  56766823.82
Loss Pct            0.00%        0.00%        1.97%        3.83%        5.58%        7.24%        1.09%        2.19%        4.37%

TABLE (CONTINUED)
                     X10

  100.250000        4.953
  100.312500        4.945
  100.375000        4.936
  100.437500        4.928
* 100.500000        4.920
  100.562500        4.912
  100.625000        4.903
  100.687500        4.895
  100.750000        4.887

Ave Life            9.706
Ave Cashflow        8.132
Mod Dur             7.531
Window          8/12-8/12
Sprd/Avl         112.6/av
Sprd/AvCf        143.4/av
Sprd/Tsy        116.6/9.5
SwapSpd              63.3
Bond Loss            0.00
Coll Loss     70957595.45
Loss Pct            5.47%


X1           : Lockout YM only;100% CPR
X2           : Lockout YM only;0% CPR
X3           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag
X4           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
X5           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
X6           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 4% CDR, 65% Recovery,12 Month Lag
X7           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 90% Recovery,12 Month Lag
X8           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 80% Recovery,12 Month Lag
X9           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 60% Recovery,12 Month Lag
X10          : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 50% Recovery,12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.

                   Deutsche Bank Securities CMO Model
                          Price / Yield Report


Bond Id             : GE02_3_RED_110802 A8
Bond Name           : C (AA-/AA- 14.500%)
Original Balance    : 16,105,000.00          Current Balance    : 16,105,000.00
Original Coupon     : 5.021000  %            Current Coupon     : 5.021000  %
Deal Description    : GECMC 2002-3
Orig. Cutoff Date   : 11/1/02                Dated Date         : 11/1/02
Settlement Date     : 11/26/02               First Payment Date : 12/10/02

Market Levels       : TSY03M   TSY06M   TSY01Y   TSY02Y   TSY05Y   TSY10Y   TSY30Y      WAC
                    : 1.8530   1.8530   1.8530   1.8530   2.8730   3.8520   4.8000   0.0000

Swap Table          : SWP01Y   SWP02Y   SWP03Y   SWP04Y   SWP05Y   SWP06Y   SWP07Y   SWP08Y   SWP09Y   SWP10Y   SWP12Y   SWP15Y
                    :  31.00    31.00    48.00    51.25    47.75    56.75    58.25    58.75    53.00    47.75    73.00    76.75

TABLE (CONTINUED)
Swap Table          : SWP20Y   SWP30Y   SWP40Y
                      77.75    39.75    34.19

Report Generated    : Fri Nov  8 18:30:56 2002 (v.4.124) /home/abehlman/emikus/
                      deals/cmbs/ge02c3/ge02c3_red_110802.cmo

                       X1           X2           X3           X4           X5           X6           X7           X8           X9
  100.250000        5.024        5.025        5.024        5.024        5.024        5.024        5.024        5.024        5.024
  100.312500        5.016        5.017        5.016        5.016        5.016        5.016        5.016        5.016        5.016
  100.375000        5.007        5.009        5.007        5.007        5.008        5.008        5.007        5.007        5.007
  100.437500        4.999        5.001        4.999        4.999        4.999        5.000        4.999        4.999        4.999
* 100.500000        4.991        4.992        4.991        4.991        4.991        4.991        4.991        4.991        4.991
  100.562500        4.983        4.984        4.983        4.983        4.983        4.983        4.983        4.983        4.983
  100.625000        4.974        4.976        4.974        4.974        4.975        4.975        4.974        4.974        4.975
  100.687500        4.966        4.968        4.966        4.966        4.966        4.967        4.966        4.966        4.966
  100.750000        4.958        4.960        4.958        4.958        4.958        4.959        4.958        4.958        4.958

Ave Life            9.706        9.956        9.706        9.706        9.752        9.789        9.706        9.706        9.731
Ave Cashflow        8.117        8.298        8.117        8.117        8.151        8.178        8.117        8.117        8.136
Mod Dur             7.505        7.655        7.505        7.505        7.533        7.555        7.505        7.505        7.521
Window          8/12-8/12  11/12-11/12    8/12-8/12    8/12-8/12    8/12-9/12    9/12-9/12    8/12-8/12    8/12-8/12    8/12-9/12
Sprd/Avl         119.6/av     114.9/av     119.6/av     119.6/av     118.8/av     118.1/av     119.6/av     119.6/av     119.2/av
Sprd/AvCf        150.8/av     147.4/av     150.8/av     150.8/av     150.1/av     149.6/av     150.8/av     150.8/av     150.4/av
Sprd/Tsy        123.7/9.5    114.0/10.0   123.7/9.5    123.7/9.5    113.9/10.0   113.9/10.0   123.7/9.5    123.7/9.5    123.7/9.5
SwapSpd              70.4         66.9         70.4         70.4         69.7         69.2         70.4         70.4         70.0
Bond Loss            0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00         0.00
Coll Loss            0.00         0.00  25534621.71  49671229.40  72480099.75  94028273.53  14192022.01  28383893.00  56766823.82
Loss Pct            0.00%        0.00%        1.97%        3.83%        5.58%        7.24%        1.09%        2.19%        4.37%

TABLE (CONTINUED)
                      X10

  100.250000        5.024
  100.312500        5.016
  100.375000        5.008
  100.437500        5.000
* 100.500000        4.991
  100.562500        4.983
  100.625000        4.975
  100.687500        4.967
  100.750000        4.959

Ave Life            9.788
Ave Cashflow        8.177
Mod Dur             7.555
Window          8/12-9/12
Sprd/Avl         118.1/av
Sprd/AvCf        149.6/av
Sprd/Tsy       113.9/10.0
SwapSpd              69.2
Bond Loss            0.00
Coll Loss     70957595.45
Loss Pct            5.47%


X1           : Lockout YM only;100% CPR
X2           : Lockout YM only;0% CPR
X3           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 1% CDR, 65% Recovery,12 Month Lag
X4           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 65% Recovery,12 Month Lag
X5           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 3% CDR, 65% Recovery,12 Month Lag
X6           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 4% CDR, 65% Recovery,12 Month Lag
X7           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 90% Recovery,12 Month Lag
X8           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 80% Recovery,12 Month Lag
X9           : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 60% Recovery,12 Month Lag
X10          : Lockout YM only;100% CPR;0% CDR FOR 24 Months, 2% CDR, 50% Recovery,12 Month Lag


This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. Prospective investors are advised to read carefully, and should rely solely on, the final prospectus and prospectus supplement (the "Final Prospectus") related to the securities (the "Securities") in making their investment decisions. This material does not include all relevant information relating to the Securities described herein, particularly with respect to the risk and special considerations associated with an investment in the Securities. All information contained herein is preliminary and it is anticipated that such information will change. Any information contained herein will be more fully described in, and will be fully superseded by the preliminary prospectus supplement, if applicable, and the Final Prospectus. Although the information contained in the material is based on sources the Underwriter(s) believe(s) to be reliable, the Underwriter(s) make(s) no representation or warranty that such information is accurate or complete. Such information should not be viewed as projections, forecasts, predictions, or opinions with respect to value. Prior to making any investment decision, a prospective investor shall receive and fully review the Final Prospectus. NOTHING HEREIN SHOULD BE CONSIDERED AN OFFER TO SELL OR SOLICITAION OF AN OFFER TO BUY ANY SECURITIES. The Underwriter(s) may hold long or short positions in or buy and sell Securities or related securities or perform for or solicit investment banking services from, any company mentioned herein.